SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  November 3, 1997



                           LAHAINA ACQUISITIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                     0-27480                  84-1325695
       --------                     -------                  ----------
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                         Identification No.)


   5459 S. Iris Street, Littleton, Colorado                    80123
   ----------------------------------------                    -----
   (Address of principal executive office)                  (Zip Code)


      Registrant's telephone number, including area code: (303) 986-6923
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

                              LAHAINA ACQUISITIONS

                                    FORM 8-K
                                 CURRENT REPORT


Item 1.    Changes in Control of Registrant
-------------------------------------------

NOT APPLICABLE

Item 2.    Acquisition or Disposition of Assets
-----------------------------------------------

NOT APPLICABLE

Item 3.    Bankruptcy or Receivership.
--------------------------------------

NOT APPLICABLE

Item 4.    Changes in Registrant's Certifying Accountant
--------------------------------------------------------

      On November 3, 1997, the Registrant engaged KPMG, 130 Dufferin Avenue, Suite 1400, London Ontario, Canada, to act as the registrant's independent certified public accountant. KPMG replaces Doran Peck, C.P.A., P.C. who the Registrant terminated its relationship with on October 30, 1997

      Since the Registrant appointed Doran Peck, C.P.A., P.C. on or before December 13, 1995, there have been no disagreements with Doran Peck, C.P.A., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Auditors Reports on the financial statements for the Registrant since December 1995 did not contain any adverse opinion or a disclaimer of opinion.

      The Registrant, due to its desire to operate on an international basis, especially in the USA and Canada, has concluded that the company as a whole would be better served by an accounting firm with international presence and knowledge of international generally accepted auditing standards GAAP.
Accordingly, at the request of the Board of Directors terminated its relationship with Doran Peck, C.P.A., P.C. and engaged KPMG.

      The Registrant has authorized Doran Peck, C.P.A., P.C. to respond fully to the inquiries of KPMG and has requested that Doran Peck, C.P.A., P.C. provide the Registrant with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that the Registrant can file such a letter with the SEC within ten business days after the filing of the report.

Item 5.    Other Events
-----------------------

NOT APPLICABLE

Item 6.    Resignation of Registrant's Directors
------------------------------------------------

NOT APPLICABLE

Item 7     Financial Statements and Exhibits
--------------------------------------------

NOT APPLICABLE

Item 8     Change in Fiscal Year
--------------------------------

NOT APPLICABLE

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LAHAINA ACQUISITIONS, INC.



Date:  November 3, 1997                   By: /s/ Graham Cooper
      -----------------                      --------------------------
                                               Graham Cooper, President